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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)          April 30,  1998
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                             Prestige Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                     33-32692               25-1785128
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


710 Old Clairton Road, Pleasant Hills, PA                          15236
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:      (412) 655-1190
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Reasons for Report:

              On April 30, 1998, Prestige Bank, a Federal Savings Bank (the "Bank") completed the sale of the land and building situated in Bethel Park, Pennsylvania, on which the Bank's Bethel Park branch is located. The Bank has entered into a two year lease with the new owner with three one year options concerning the continued operation of the Bethel Park branch of the Bank at such location. Prestige Bancorp, Inc. (the "Registrant") will recognize a gain of $37,914 on the sale of this property. Such gain will be recognized over three (3) calendar years commencing this year.

              The boards of directors of the Registrant and the Bank have authorized the facilities committee of the Bank to begin to evaluate the development of the property of the Bank on Clifton Road in Bethel Park, Pennsylvania (the "Clifton Property"), to house a new Bethel Park branch for the Bank and possibly to establish other office space for rent to third parties. Upon completion of any structure on the Clifton Property, the Bank will move its current branch in Bethel Park to the Clifton Property.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date:     May 12  , 1998
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                                          Registrant:   PRESTIGE BANCORP, INC.
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                                          Signature:    /s/ Robert S. Zyla
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                                          Title:          President
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